SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2006

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, the Registrant did not file its Quarterly Report on Form 10-Q for the quarter ended September 29, 2006 by the November 8, 2006 deadline because it has not completed its internal stock option investigation and determined the tax and accounting impacts.

Exhibit 99.1 hereto contains unaudited preliminary financial and other information for the three and six months ended September 29, 2006. This information has not been reviewed by the Registrant's independent registered public accounting firm. The amounts set forth in Exhibit 99.1 are subject to adjustment when the internal investigation has been completed and the tax and accounting impacts have been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: November 9, 2006	By /s/Donald G. DeBuck____
Donald G. DeBuck
Vice President and Controller

EXHIBIT INDEX

Exhibit

99.1 Unaudited Preliminary Financial and Other Information of the Registrant for the Three and Six Months Ended September 29, 2006

3